Exhibit 10.6

FIFTH AMENDMENT TO

AGREEMENT OF SALE AND PURCHASE

This Fifth Amendment to Agreement of Sale and Purchase (the “Amendment”) is entered into as of the 1st day of July, 2013, by and between JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company (“JEP”), OAK HILL PARTNERS, LLC, a Tennessee limited liability company (“OHP”), KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company (“KEP”), and EMORY DEVELOPMENT PARTNERS, LLC, a Tennessee limited liability company, (“EDP”; JEP, OHP, KEP and EDP being each referred to as a “Seller” and collectively as the “Sellers”), and CHP PARTNERS, LP a Delaware limited partnership (“Purchaser”). Sellers and Purchaser are sometimes collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, Purchaser and Sellers are parties to that certain Purchase Agreement of Sale and Purchase having an Effective Date of April 3, 2013, as amended by that certain First Amendment to Agreement of Sale and Purchase dated April 30, 2013, and as further amended by that certain Second Amendment to Agreement of Sale and Purchase dated May 10, 2013 and as further amended by that certain Third Amendment to Agreement of Sale and Purchase dated May 13, 2013, and as further amended by that certain Fourth Amendment to Agreement of Sale and Purchase dated May 15, 2013 (collectively, the “Agreement”) wherein Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, the Portfolio (as such term is defined in the Agreement); and

WHEREAS, JEP has reached an agreement to purchase Unit 101, Unit 102, and Unit 203 in the JEP Building with the owners thereof; and

WHEREAS, the Parties wish to add Unit 101, Unit 102, and Unit 203 to the Portfolio.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Deletion of Section 7.1(o). Section 7.1(o) is hereby deleted in its entirety, provided however, Seller hereby covenants and agrees to terminate those certain financing statements filed with the Tennessee Secretary of State as instruments 209033507 and 208055384, together with all amendments and extensions thereto and all counterparts thereof of record in the land records or other public records, within ten (10) business days following Closing. This provision shall survive Closing.

2. Addition of Unit 101. The following Section 12.22 is added to the Agreement:

12.22 Unit 101. The Parties agree and acknowledge that as of the Effective Date, Seller does not own Unit 101, but rather has only a contractual right to purchase Unit 101 and that the Parties intend that Sellers shall acquire fee title to Unit 101 prior to Closing. Accordingly, the Parties agree and acknowledge that none of the representations made by Sellers hereunder shall be effective with respect to Unit 101 as of the Effective Date. If JEP acquires fee title to Unit 101 prior to the Closing Date and delivers a certificate to Purchaser making the same representations with respect to Unit 101 that the Sellers have made in Section 6.1 with respect to the Portfolio (the “JEP Unit 101 Closing Certificate”), then, subject to Purchaser’s rights as set forth elsewhere in the Agreement, Purchaser shall be obligated to take title to Unit 101. In the event that JEP does not own Unit 101 as of the Closing Date or is not willing to deliver the JEP Unit 101 Closing Certificate, each of JEP and Purchaser shall have the right to terminate this Agreement with respect to Unit 101 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Seven Hundred Seventy Five Thousand and No/100 dollars ($775,000.00) and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. JEP shall be obligated to deliver a JEP Unit 101 Closing Certificate unless JEP has a bona fide, good faith belief that any representation set forth in Section 6.1 is untrue. While the representations contained herein are not to be deemed to apply to Unit 101 prior to the date on which Sellers acquire title to Unit 101, in the event that Purchaser discovers any state of facts which would make any representation from any Seller untrue were such representation to be applicable to Unit 101, then Purchaser shall have the right to terminate this Agreement with respect to Unit 101 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Seven Hundred Seventy Seven Thousand Five Hundred and No/100 dollars ($777,500.00) and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. At all times prior to Closing, Sellers shall reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 101, and shall use commercially reasonable efforts to cause BP to reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 101. To the extent that Seller obtains Seller’s Actual Knowledge of any material fact or condition relating to Unit 101 which would (i) make any representation untrue were such representation applicable to Unit 101, or (ii) the existence of which Seller could reasonably anticipate would impact Purchaser’s desire to acquire title to Unit 101, Seller shall promptly disclose such fact or condition to Purchaser in writing.

3. Addition of Unit 102. The following Section 12.23 is added to the Agreement:

12.23 Unit 102. The Parties agree and acknowledge that as of the Effective Date, Seller does not own Unit 102, but rather has only a contractual right to purchase Unit 102 and that the Parties intend that Sellers shall acquire fee title to Unit 102 prior to Closing. Accordingly, the Parties agree and acknowledge that none of the representations made by Sellers hereunder shall be effective with respect to Unit 102 as of the Effective Date. If JEP acquires fee title to Unit 102 prior to the Closing Date and delivers a certificate to Purchaser making the same representations with respect to Unit 102 that the Sellers have made in Section 6.1 with respect to the Portfolio (the “JEP Unit 102 Closing Certificate”), then, subject to Purchaser’s rights as set forth elsewhere in the Agreement, Purchaser shall be obligated to take title to Unit 102. In the event that JEP does not own Unit 102 as of the Closing Date or is not willing to deliver the JEP Unit 102 Closing Certificate, each of JEP and Purchaser shall have the right to terminate this Agreement with respect to Unit 102 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Two Million Four Hundred Two Thousand Five Hundred and No/100 dollars ($2,402,500.00)

and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. JEP shall be obligated to deliver a JEP Unit 102 Closing Certificate unless JEP has a bona fide, good faith belief that any representation set forth in Section 6.1 is untrue. While the representations contained herein are not to be deemed to apply to Unit 102 prior to the date on which Sellers acquire title to Unit 102, in the event that Purchaser discovers any state of facts which would make any representation from any Seller untrue were such representation to be applicable to Unit 102, then Purchaser shall have the right to terminate this Agreement with respect to Unit 102 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Two Million Four Hundred Thousand and No/100 dollars ($2,400,000.00) and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. At all times prior to Closing, Sellers shall reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 102, and shall use commercially reasonable efforts to cause MC to reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 102. To the extent that Seller obtains Seller’s Actual Knowledge of any material fact or condition relating to Unit 102 which would (i) make any representation untrue were such representation applicable to Unit 102, or (ii) the existence of which Seller could reasonably anticipate would impact Purchaser’s desire to acquire title to Unit 102, Seller shall promptly disclose such fact or condition to Purchaser in writing.

4. Addition of Unit 203. The following Section 12.24 is added to the Agreement:

12.24 Unit 203. The Parties agree and acknowledge that as of the Effective Date, Seller does not own Unit 203, but rather has only a contractual right to purchase Unit 203 and that the Parties intend that Sellers shall acquire fee title to Unit 203 prior to Closing. Accordingly, the Parties agree and acknowledge that none of the representations made by Sellers hereunder shall be effective with respect to Unit 203 as of the Effective Date. If JEP acquires fee title to Unit 203 prior to the Closing Date and delivers a certificate to Purchaser making the same representations with respect to Unit 203 that the Sellers have made in Section 6.1 with respect to the Portfolio (the “JEP Unit 203 Closing Certificate”), then, subject to Purchaser’s rights as set forth elsewhere in the Agreement, Purchaser shall be obligated to take title to Unit 203. In the event that JEP does not own Unit 203 as of the Closing Date or is not willing to deliver the JEP Unit 203 Closing Certificate, each of JEP and Purchaser shall have the right to terminate this Agreement with respect to Unit 203 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Nine Hundred Twenty Seven Thousand Five Hundred and No/100 dollars ($927,500.00) and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. JEP shall be obligated to deliver a JEP Unit 203 Closing Certificate unless JEP has a bona fide, good faith belief that any representation set forth in Section 6.1 is untrue. While the representations contained herein are not to be deemed to apply to Unit 203 prior to the date on which Sellers acquire title to Unit 203, in the event that Purchaser discovers any state of facts which would make any representation from any Seller untrue were such representation to be applicable to Unit 203, then Purchaser shall have the right to terminate this Agreement with respect to Unit 203 only (but not with respect to the remainder of the Portfolio), in which event the Purchase Price shall be reduced by the amount of Nine Hundred Twenty Five Thousand and No/100 dollars ($925,000.00) and the Parties rights with respect to the remainder of the Portfolio shall be unaffected. At all times prior to Closing, Sellers shall reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 203, and shall use commercially reasonable efforts to cause Aceland to reasonably cooperate with Purchaser in Purchaser’s due diligence investigations with respect to Unit 203. To the extent that Seller obtains Seller’s Actual Knowledge of any material fact or condition relating to Unit 203 which would (i) make any representation untrue were such representation applicable to Unit 203, or (ii) the existence of which Seller could reasonably anticipate would impact Purchaser’s desire to acquire title to Unit 203, Seller shall promptly disclose such fact or condition to Purchaser in writing.

5. Surviving Purchase Right. The following Section 12.25 is added to the Agreement:

“12.25 Surviving Purchase Right. In the event that Seller does not acquire title to Unit 101, Unit 102, Unit 203, Unit 204, or Unit 205 (each an “Additional Unit”) but then acquires title to any such Additional Unit on or prior to July 31, 2013, then Purchaser may in its sole and absolute discretion elect to purchase said Additional Unit and Seller shall be obligated to sell such Additional Unit to Purchaser upon the terms herein provided. The terms of this Section 12.25 shall survive Closing.

(a) Additional Unit Purchase Price. The purchase price for such Additional Unit shall be equal to the amount by which the Purchase Price was reduced at Closing due to Seller not having acquired title to such Additional Unit prior to Closing as provided for in Sections 12.20, 12.21, 12.22, 21.23, and 12.24, as applicable (each, an “Additional Unit Purchase Price”).

(b) Additional Unit Closing Date. The closings for such Additional Units (each, an “Additional Unit Closing”) shall take place on or before August 16, 2013 or such other time as agreed to by the parties.

(c) Seller’s Additional Unit Closing Deliveries. Seller shall be obligated to deliver to Purchaser at each Additional Unit Closing the following: (i) Deed; (ii) an Assignment of Leases and Service Contracts; (iii) a certificate of non-foreign status; (iv) a Bill of Sale; (v) a Title Affidavit; (vi) a closing statement itemizing the Additional Unit Purchase Price and all adjustments thereto; (vii) an Association Estoppel regarding such Unit; (viii) a Tenant Estoppel relating to any then current Lease for such Additional Unit or portion thereof; and (ix) a certificate to Purchaser making the same representations with respect Such and Additional Unit that the Sellers have made in Section 6.1 with respect to the Portfolio.

(d) Purchaser’s Additional Unit Closing Deliveries. Purchaser shall be obligated to deliver to Seller at each Additional Unit Closing the applicable Additional Unit Purchase Price via wired funds for the benefit of Seller.

(e) Treatment of Additional Unit Transactions. Each acquisition of an Additional Unit at an Additional Unit Closing shall be treated as part of the Purchaser’s acquisition of the Portfolio and subject to the terms of this Agreement.”

6. Amendment to Exhibit A. The description of the JEP Units in Exhibit A is amended to read as follows:

All units of the Jefferson Medical Commons Condominium, 120 Hospital Drive, Jefferson City, TN as described in the Jefferson Master Deed (the “JEP Units”).

7. Amendment to Schedule 3.3. Schedule 3.3 to the Agreement is replaced by Schedule 3.3 attached to this Amendment.

8. Additional Defined Terms. The following additional Defined Terms are added to Article 1 of the Agreement:

“Additional Unit” shall have the meaning set forth in Section 12.25.

“Additional Unit Closing” shall have the meaning set forth in Section 12.25.

“Additional Unit Purchase Price” shall have the meaning set forth in Section 12.25.

“BP” shall mean Byrdbrain Properties, G.P., a Tennessee general partnership.

“JEP Unit 101 Closing Certificate” shall have the meaning set forth in Section 12.22.

“JEP Unit 102 Closing Certificate” shall have the meaning set forth in Section 12.23.

“JEP Unit 203 Closing Certificate” shall have the meaning set forth in Section 12.24.

“JEP Unit 204 Closing Certificate” shall have the meaning set forth in Section 12.21.

“MCP” shall mean Mossy Creek Properties, G.P., a Tennessee general partnership.

“Unit 101” shall mean condominium unit 101 in the JEP Building.

“Unit 102” shall mean condominium unit 102 in the JEP Building.

“Unit 203” shall mean condominium unit 203 in the JEP Building.

9. Amended Defined Terms. The following Defined Terms are amended in their entirety to read as follows:

“Purchase Price” shall mean shall mean Fifty-Nine Million Five Hundred Seven Thousand Five Hundred Dollars ($59,507,500.00), inclusive of the Earnest Money, and which shall be adjusted or reduced at Closing pursuant Articles VIII and/or XII of this Agreement.

10. Ratification. All of the terms, covenants, conditions, representations and warranties set forth in the Agreement shall continue in full force and effect and are hereby ratified and affirmed.

11. Counterparts. This Fourth Amendment may be executed in two or more counterparts, either electronically or manually, and manually-executed counterparts may be delivered in faxed or scanned electronic form, each of which (whether originally executed or such a faxed or scanned electronic document) shall be deemed an original, and all of which together shall constitute one and the same instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties.

Signatures on following page

IN WITNESS WHEREOF, Sellers and Purchaser have executed this Fourth Amendment effective as of the day and year written above.

PURCHASER:

CHP PARTNERS, LP, a Delaware limited partnership

By: CHP GP, LLC, a Delaware limited liability company., its general partner

By: CNL Healthcare Properties, Inc., a Maryland corporation, its sole member

By:	/s/ Tracey B. Bracco
Name:	Tracey B. Bracco
Title:	Vice President
Date:	6-27-13

SELLERS:

JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Title:	Managing Member
Date:	6-27-13

KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Title:	Managing Member
Date:	6-27-13

EMORY DEVELOPMENT PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Title:	Managing Member
Date:	6-27-13

OAK HILL PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Title:	Managing Member
Date:	6-27-13

SCHEDULE 3.3

ALLOCATION OF PURCHASE PRICE AND EARNEST MONEY

[Intentionally Omitted]